UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) June 13, 2005


                           ASTRATA GROUP INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


             000-32475                              84-1408762
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      (Commission File Number)           (IRS Employer Identification No.)


1801 Century Park East, Suite 1830, Los Angeles, California        90067-2320
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          (Address of Principal Executive Offices)                 (Zip Code)


                                 (310) 282-8646
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, If Changed Since Last Report)


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

Section 8. Other Events

Item 8.01 Other Events

Astrata Group Inc. announced today announced that it has been invited by Rodman & Renshaw to present at the 2nd Annual TechVest Security and Connectivity Conference on Wednesday, June 15th, 2005 at 9:05 AM. The conference will be held at the St. Regis hotel in New York City.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits.

      Item 99.1 - Press Release dated June 13, 2005.


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

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2005                       ASTRATA GROUP INCORPORATED


                                           By: /s/ Trevor Venter
                                               ---------------------------------
                                               Trevor Venter
                                               Chief Executive Officer


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